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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  February 18, 1998
                                                  --------------------

                               M.A. Hanna Company
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             (Exact name of registrant as specified in its charter)



    Delaware                       1-5222                  34-023435
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(State Or Other                  (Commission            (I.R.S. Employer
 Jurisdiction                    File Number)         Identification Number)
Of Incorporation)


          Suite 36-5000, 200 Public Square, Cleveland, Ohio    44114-2304
          ---------------------------------------------------------------
           (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code:  (216) 589-4000
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                                     Exhibit Index Appears on sequential page 3.




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Item 5.           Other Events.
                  -------------

                  The Company is filing herewith the following exhibit to its Registration Statement on Form S-3 (File No. 333-5763), which was declared effective on November 8, 1996.

         1. Computation of Ratio of Earnings to Fixed Charges (revised to reflect the Company's results as of September 30, 1997).



                                    SIGNATURE
                                    ---------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       M.A. HANNA COMPANY



Date: February 19, 1998                By:       /s/ John S. Pyke, Jr.
                                              ---------------------------------
                                       Name:  John S. Pyke, Jr.
                                       Title: Vice President, General Counsel
                                                and Secretary




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                                  EXHIBIT INDEX
                                  -------------



Exhibit           Description of Exhibit
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12.1              Computation of Ratio of Earnings to Fixed Charges (revised to reflect the Company's results as of September 30, 1997).